Exhibit 24


                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director and/or officer of Delphi Financial Group, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitutions and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements for the Company on Form S-3 under the Securities Act of 1933, as amended, or such other form as such attorney-in-fact may deem necessary or desirable, any and all amendments thereto (including post-effective amendments) and supplements in such form as he may approve, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 27th day of July, 2004.

                                             /s/ Kevin R. Brine
                                             -----------------------------
                                             Kevin R. Brine
                                             Director

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director and/or officer of Delphi Financial Group, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitutions and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements for the Company on Form S-3 under the Securities Act of 1933, as amended, or such other form as such attorney-in-fact may deem necessary or desirable, any and all amendments thereto (including post-effective amendments) and supplements in such form as he may approve, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 27th day of July, 2004.

                                       /s/ Lawrence E. Daurelle
                                       ----------------------------
                                       Lawrence E. Daurelle
                                       Director

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director and/or officer of Delphi Financial Group, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitutions and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements for the Company on Form S-3 under the Securities Act of 1933, as amended, or such other form as such attorney-in-fact may deem necessary or desirable, any and all amendments thereto (including post-effective amendments) and supplements in such form as he may approve, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 27th day of July, 2004.

                                  /s/ Edward A. Fox
                                  -------------------------
                                  Edward A. Fox
                                  Director

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director and/or officer of Delphi Financial Group, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitutions and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements for the Company on Form S-3 under the Securities Act of 1933, as amended, or such other form as such attorney-in-fact may deem necessary or desirable, any and all amendments thereto (including post-effective amendments) and supplements in such form as he may approve, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 27th day of July, 2004.

                                /s/ Harold F. Ilg
                                -----------------------------
                                Harold F. Ilg
                                Director

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director and/or officer of Delphi Financial Group, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitutions and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements for the Company on Form S-3 under the Securities Act of 1933, as amended, or such other form as such attorney-in-fact may deem necessary or desirable, any and all amendments thereto (including post-effective amendments) and supplements in such form as he may approve, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 27th day of July, 2004.

                                  /s/ James N. Meehan
                                  -----------------------------
                                  James N. Meehan
                                  Director

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director and/or officer of Delphi Financial Group, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitutions and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements for the Company on Form S-3 under the Securities Act of 1933, as amended, or such other form as such attorney-in-fact may deem necessary or desirable, any and all amendments thereto (including post-effective amendments) and supplements in such form as he may approve, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 27th day of July, 2004.

                                 /s/ Philip R. O'Connor
                                 ----------------------------
                                 Philip R. O'Connor
                                 Director

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director and/or officer of Delphi Financial Group, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitutions and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements for the Company on Form S-3 under the Securities Act of 1933, as amended, or such other form as such attorney-in-fact may deem necessary or desirable, any and all amendments thereto (including post-effective amendments) and supplements in such form as he may approve, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 27th day of July, 2004.

                                   /s/ Donald A. Sherman
                                   ------------------------------
                                   Donald A. Sherman
                                   Director

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director and/or officer of Delphi Financial Group, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Robert Rosenkranz and Robert M. Smith, Jr., and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitutions and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements for the Company on Form S-3 under the Securities Act of 1933, as amended, or such other form as such attorney-in-fact may deem necessary or desirable, any and all amendments thereto (including post-effective amendments) and supplements in such form as he may approve, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 27th day of July, 2004.

                          /s/ Thomas W. Burghart
                          ----------------------------------
                          Thomas W. Burghart
                          Vice President and Treasurer